EXHIBIT 31.2

CERTIFICATIONS

I, Sheryl Gardner, certify that:

1. I have reviewed this annual report on Form 10-KSB of Execute Sports, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Execute Sports as of, and for, the periods presented in this annual report;

4. Execute Sport's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Execute Sports and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Execute Sports, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;


c) Evaluated the effectiveness of Execute Sport's disclosure controls and procedures, and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on our evaluation;

d) Disclosed in this report any change in Execute Sport's internal control over financial reporting that occurred during Execute Sport's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Execute Sport's internal control over financial reporting; and

5. Execute Sport's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Execute Sport's auditors and Execute Sport's board of directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Execute Sport's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Execute Sport's internal control over financial reporting.


Date:  March 30, 2006                       /s/ Sheryl Gardner
                                            --------------------------
                                            Sheryl Gardner
                                            Chief Financial Officer And
                                            Principle Accounting Officer